Liquidity, Uncertainties and Going Concern	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity, Uncertainties and Going Concern

2. LIQUIDITY, UNCERTAINTIES AND GOING CONCERN

The Company is subject to a number of risks similar to those of early stage companies, including dependence on key individuals, the difficulties inherent in the development of a commercial market, the potential need to obtain additional capital necessary to fund the development of its products, and competition from larger companies.

The Company has incurred losses each year since inception and has experienced negative cash flows from operations in each year since inception. As of December 31, 2016 and 2015, the Company had an accumulated deficit of $424.2 million and $377.9 million, respectively. In April 2015, the Company defaulted on its Senior Secured Debt with Capital Royal Group (“CRG”), resulting in CRG calling the outstanding loan and accrued interest of $57.6 million for immediate repayment. The Company entered into a series of forbearance agreements with CRG which deferred the repayment of the loan and accrued interest until April 30, 2016. In connection with the 2016 Merger, the debt was further restructured (see note 4).

As of December 31, 2016, the Company had $9.9 million in cash and cash equivalents which will not be sufficient to fund the operations of the Company or to maintain the liquidity covenant over the next twelve months from the date of issuance of the Company’s annual report on Form 10-K. The Company estimates that their cash position will be sufficient to satisfy cash needs, based on current operations, through March 2017. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

The Company is actively pursuing additional sources of financing to fund its operations. As of the date of issuance of the Company’s annual report on Form 10-K, it has been undergoing a round of capital fund raising as detailed within the Form S-1 filed on February 6, 2017. On February 9, 2017, the Company entered into an agreement with CRG to, among other things, reduce the amount required by the liquidity covenant that the Company maintain a cash balance greater than $5.0 million to $2.0 million. The minimum cash balance covenant will, however, revert back to $5.0 million in the event the Company is not able to consummate an underwritten public offering with gross proceeds of at least $40.0 million prior to December 31, 2017. The Company can provide no assurances that additional financings will be consummated on acceptable terms, or at all. If the Company is unable to effect a sufficient financing or capital raise, there could be a material adverse effect on the Company.

These consolidated financial statements have been prepared with the assumption that the Company will continue as a going concern and will be able to realize its assets and discharge its liabilities in the normal course of business and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the inability of the Company to continue as a going concern.